                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                JANUARY 24, 2003


                            ANALYTICAL SURVEYS, INC.
             (Exact name of Registrant as specified in its charter)


    COLORADO                         0-13111                 84-0846389
  (State or other                 (Commission              (IRS Employer
  jurisdiction of                 File Number)            Identification No.)
  incorporation)


     11900 CROWNPOINT DRIVE, SAN ANTONIO, TX                      78233
     (Address or principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (210) 657-1500



  (Former name or former address, if changed since last report): Not Applicable

ITEM 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K.





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ANALYTICAL SURVEYS, INC.

Date: January 24, 2003            By:      /s/ J. Norman Rokosh
                                     ----------------------------------
                                           J. Norman Rokosh
                                           Chief Executive Officer